UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Harvest Health & Recreation Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

Explanatory Note

On July 12, 2021, Harvest Health & Recreation Inc. (“Harvest”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the annual and special meeting of shareholders to take place on August 11, 2021 (the “Meeting”) with the Securities and Exchange Commission. The Proxy Statement was subsequently mailed to the shareholders of Harvest. Harvest is now filing these definitive additional materials solely to file the Amended and Restated Letter of Transmittal to replace the Letter of Transmittal that was originally mailed to shareholders of Harvest with the Proxy Statement, which inadvertently omitted the shareholder signature panels (Box D and Box E). The Amended and Restated Letter of Transmittal is being mailed to the shareholders of Harvest and should be completed and executed by the shareholders of Harvest in accordance with the instructions set forth therein. Except as described above, this filing does not modify, amend, supplement or otherwise affect the Proxy Statement.

August 3, 2021

Dear Registered Shareholder,

Re:	Amended and Restated Letter of Transmittal

We had previously mailed to you a Letter of Transmittal for Harvest Health & Recreation Inc. (the “Company”), which inadvertently excluded the shareholder signature panels (Box D and Box E).

Please find enclosed an amended and restated Letter of Transmittal for Subordinate Voting Shares, Multiple Voting Shares, and Super Voting Shares of the Company (the “Amended and Restated Letter of Transmittal”). The enclosed Amended and Restated Letter of Transmittal now includes Box ‘D’ – Signature Guarantee (if applicable) and Box ‘E’ – Signature for registered holders of the Company to execute.

Please ensure you are completing and executing the Amended and Restated Letter of Transmittal in accordance with the instructions set out therein.

Any terms not defined herein shall have the meanings provided in the Amended and Restated Letter of Transmittal.

Yours Truly,

Odyssey Trust Company

Telephone: 1-888-290-1175

Website: www.odysseycontact.com

Email: corp.actions@odysseytrust.com

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED OR SUBMITTED. THIS LETTER OF TRANSMITTAL IS FOR DEPOSITING YOUR SHARES IN CONNECTION WITH THE PROPOSED ARRANGEMENT INVOLVING HARVEST HEALTH & RECREATION INC. AND TRULIEVE CANNABIS CORP.

THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, ODYSSEY TRUST COMPANY (THE “DEPOSITARY”), BY REGISTERED HOLDERS OF SUBORDINATE VOTING SHARES, MULTIPLE VOTING SHARES OR SUPER VOTING SHARES OF HARVEST HEALTH & RECREATION INC. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL IN A TIMELY MANNER IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. THE DEPOSITARY OR YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

Please carefully read the instructions set out below and in the proxy statement / management information circular of Harvest Health & Recreation Inc. dated July 13, 2021 before completing this letter of transmittal (the “Letter of Transmittal”).

If you have any questions or require more information with regard to the procedures for completing this Letter of Transmittal, please contact the Depositary at 1-888-290-1175 or corp.actions@odysseytrust.com.

AMENDED AND RESTATED

LETTER OF TRANSMITTAL

WITH RESPECT TO THE

SUBORDINATE VOTING SHARES,

MULTIPLE VOTING SHARES, AND SUPER VOTING SHARES

OF

HARVEST HEALTH & RECREATION INC.

This Letter of Transmittal is for use by registered holders (“Harvest Shareholders”) of Harvest Subordinate Voting Shares, Harvest Multiple Voting Shares, and Harvest Super Voting Shares (collectively, the “Harvest Shares”) of Harvest Health & Recreation Inc. (“Harvest”) in connection with the proposed plan of arrangement (the “Plan of Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”), involving Harvest and Trulieve Cannabis Corp. (“Trulieve”), as described in the proxy statement/management information circular of Harvest dated July 13s, 2021 (the “Circular”) accompanying this Letter of Transmittal whereby, among other things, and pursuant to the terms of an Arrangement Agreement dated May 10, 2021 between Trulieve and Harvest (the “Arrangement Agreement”), Trulieve has agreed to acquire all of the issued and outstanding Harvest Shares. Under the terms of the Arrangement Agreement, and pursuant to the Plan of Arrangement, holders of Harvest Shares will receive 0.1170 of a subordinate voting share in the capital of Trulieve (each whole subordinate voting share of Trulieve, a “Trulieve Share”), subject to adjustment in accordance with the provisions of the Plan of Arrangement, for each Harvest Share held (with each Harvest Multiple Voting Share and Harvest Super Voting Share treated on an as converted to Harvest Subordinate Voting Share basis pursuant to their respective terms when determining the consideration to be received by the holders thereof).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. You are encouraged to carefully review the Circular in its entirety and to consult your own tax advisors prior to submitting this Letter of Transmittal. Any reference herein to the Arrangement Agreement includes any amendment or modification thereof.

This Letter of Transmittal is for use by Harvest Shareholders only and is not to be used by non-registered, beneficial holders of Harvest Shares (the “Beneficial Harvest Shareholders”). Beneficial Harvest Shareholders do not have Harvest Shares registered in their names; rather, such Harvest Shares are registered in the name of a nominee (i.e., a broker, investment dealer, trust company, bank or other registered holder) on its behalf. If you are a Beneficial Harvest Shareholder, you should contact your nominee for instructions and assistance in delivering your share certificate(s) representing your Harvest Shares and for receiving consideration for your Harvest Shares.

In accordance with the Arrangement, Harvest, Trulieve, and the Depositary shall be entitled to deduct and withhold from any consideration payable to any holder of Harvest Shares such amounts as Harvest, Trulieve, or the Depositary is required to deduct and withhold from such consideration under applicable Laws. Pursuant to the Plan of Arrangement in respect of the Arrangement, each of Harvest, Trulieve or the Depositary, as applicable, is authorized to sell or otherwise dispose of, on behalf of any holder of Harvest Shares, such portion of any Trulieve Share deliverable to such person, as is necessary to provide sufficient funds to Harvest, Trulieve or the Depositary, as the case may be, to enable it to comply with its deduction or withholding requirement. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former Harvest Shareholders in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. The undersigned acknowledges that the undersigned has consulted or has had the opportunity to consult their own tax advisor with respect to the potential income tax consequences to them as a result of the Arrangement, including any elections to be made in respect thereof. No payment of any Trulieve Shares will be made prior to the effective date of the Arrangement (the “Effective Date”).

On the Effective Date, all right, title and interest of the Harvest Shareholders (other than Dissenting Harvest Shareholders) in the Harvest Shares will be transferred to Trulieve pursuant to the Arrangement, and such Harvest Shareholders will be entitled to receive, in exchange for each Harvest Share (with the Harvest Multiple Voting Shares and Harvest Super Voting Shares treated on an as converted to Harvest Subordinate Voting Shares basis pursuant to their respective terms when determining the consideration to be received by the holders thereof), 0.1170 of a fully paid and non-assessable Trulieve Share, subject to adjustment in accordance with the provisions of the Plan of Arrangement. Subject to the approval of the Arrangement by the Harvest Shareholders and certain other conditions described in the Circular, the Effective Date is anticipated to be on or before February 28, 2022. If all necessary approvals are obtained and all other conditions to closing the Arrangement are satisfied, Trulieve will acquire all of the issued and outstanding Harvest Shares and Harvest will become a wholly-owned subsidiary of Trulieve.

Neither registered Harvest Shareholders nor Beneficial Harvest Shareholders are entitled to receive fractional Trulieve Shares in connection with the Arrangement, and no cash payment or other form of consideration will be payable in lieu thereof. If the total number of Trulieve Shares that a registered Harvest Shareholder or Harvest Beneficial Shareholder will be entitled to receive would result in a fraction of a Trulieve Share being issued, the number of Trulieve Shares to be issued to each such registered Harvest Shareholder or Harvest Beneficial Shareholder will be rounded down to the nearest whole number of Trulieve Shares.

All deposits made under this Letter of Transmittal are irrevocable.

Whether or not Harvest Shareholders forward their share certificate(s) representing their Harvest Shares, Harvest Shareholders will cease to be Harvest Shareholders as of the Effective Date and will only be entitled to receive the number of Trulieve Shares to which they are entitled under the Arrangement or, in the case of Dissenting Harvest Shareholders who properly exercise dissent rights, the right to receive fair value for their Harvest Shares in accordance with the dissent procedures.

In order to receive Trulieve Shares for their Harvest Shares, Harvest Shareholders are required to deposit their share certificate(s) representing their Harvest Shares held by them with the Depositary. This properly completed and duly executed Letter of Transmittal, together with all other required documents, must accompany all share certificates for Harvest Shares deposited for Trulieve Shares (the “Deposited Shares”) pursuant to the Arrangement.

THE DRS STATEMENT(S) OR SHARE CERTIFICATE(S) REPRESENTING THE TRULIEVE SHARES WHICH HARVEST SHAREHOLDERS HAVE THE RIGHT TO RECEIVE IN ACCORDANCE WITH THE ARRANGEMENT SHALL BE RELEASED BY THE DEPOSITARY UPON VALID RECEIPT OF A LETTER OF TRANSMITTAL AND THE SHARE CERTIFICATE(S) REPRESENTING THE DEPOSITED SHARES. IT IS IMPORTANT THAT YOU PROPERLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. HARVEST SHAREHOLDERS WHO DO NOT DELIVER THIS LETTER OF TRANSMITTAL AND THEIR HARVEST SHARE CERTIFICATE(S), AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH ANNIVERSARY OF THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE THE TRULIEVE SHARES IN EXCHANGE FOR THEIR FORMER HARVEST SHARES AND WILL BE DEEMED TO HAVE FORFEITED TO TRULIEVE, OR ITS SUCCESSOR, ANY TRULIEVE SHARES HELD BY THE DEPOSITARY IN TRUST FOR SUCH FORMER HARVEST SHAREHOLDER TO WHICH SUCH FORMER HARVEST SHAREHOLDER WAS PREVIOUSLY ENTITLED AND ANY DISTRIBUTIONS OR DIVIDENDS ON SUCH TRULIEVE SHARES.

THE DEPOSITARY OR YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL (SEE THE BACK OF THIS LETTER OF TRANSMITTAL FOR CERTAIN ADDRESSES AND TELEPHONE NUMBERS RELATING TO THE DEPOSITARY).

Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If Harvest Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

Please note that the delivery of this Letter of Transmittal, together with your Harvest Share certificate(s), does not constitute a vote in favor of the Arrangement. To exercise your right to vote at the Meeting you must either visit the Internet site listed on the Harvest form of proxy or voting instruction form attached to the Circular, call the toll-free number listed on the form of proxy or voting instruction form attached to the Circular, submit the Harvest form of proxy or voting instruction form attached to the Circular by mail or attend the Meeting virtually and cast your vote during the Meeting.

YOU ARE STRONGLY URGED TO READ THE ACCOMPANYING CIRCULAR, INCLUDING THE APPENDICES ATTACHED THERETO, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

ALL HARVEST SHAREHOLDERS MUST COMPLETE BOX C, “STATUS AS A U.S. SHAREHOLDER”, AND SHOULD COMPLETE AND SUBMIT EITHER AN IRS FORM W-9 IF THEY ARE A U.S. SHAREHOLDER OR THE APPROPRIATE IRS FORM W-8 IF THEY ARE NOT A U.S. SHAREHOLDER.

PLEASE CAREFULLY READ THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

TO:                   TRULIEVE CANNABIS CORP.

AND TO:         HARVEST HEALTH & RECREATION INC.

AND TO:         ODYSSEY TRUST COMPANY, AS DEPOSITARY

STEP 1: DESCRIBE THE HARVEST SHARE CERTIFICATES / DRS STATEMENTS BEING TRANSMITTED

In connection with the Arrangement, the undersigned Harvest Shareholder hereby delivers to the Depositary the enclosed share certificate(s) representing Harvest Shares to be exchanged for Trulieve Shares pursuant to and in accordance with the Arrangement, as described in detail in the Circular, details of which are as follows:

Number on share certificate(s) / DRS Statement Holder Account Number	Name(s) and Address(es) in which the Harvest Shares are Registered	Number of Harvest Shares Deposited

TOTAL NUMBER OF HARVEST SHARES TO BE DEPOSITED

☐    Some or all of my Harvest Share certificate(s), as applicable, have been lost, stolen or destroyed. Please review Section 6 of the Instructions for the procedure to replace lost, stolen or destroyed share certificate(s). (Check box only if applicable).

The share certificate(s) described above are enclosed and the Harvest Shareholder irrevocably deposits the above-mentioned DRS statement(s) or share certificate(s) for Harvest Shares (the “Deposited Shares”) in exchange for the Trulieve Shares to which such holder is entitled pursuant to the Arrangement. The Harvest Shareholder transmits the share certificate(s) described above representing the Deposited Shares to be dealt with in accordance with this Letter of Transmittal.

Non-registered holders of the Deposited Shares should contact their nominee who hold the share certificate(s) representing the Deposited Shares on their behalf to arrange for the deposit of such share certificate(s).

(Please clearly print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

(The total of the number of Harvest Shares listed in the table above must equal the total number of Harvest Shares represented by share certificate(s) enclosed with this Letter of Transmittal)

STEP 2: MAKE THE FOLLOWING DECLARATION

The undersigned Harvest Shareholder transmits herewith the share certificate(s) or DRS Statement(s), as applicable, described above for cancellation upon the Arrangement becoming effective. The undersigned represents and warrants that: (i) the undersigned is the registered and legal owner of, and has good right and title and sufficient authority to deposit, sell and transfer, the Deposited Shares free and clear of all liens, charges, encumbrances, claims and equities, together with all rights and benefits, and that such Deposited Shares represent all of the registered Harvest Shares owned, directly or indirectly, by the undersigned; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests, adverse claims and equities, together with all rights and benefits; (iii) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (iv) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares, and at the Effective Time in accordance with the Arrangement, none of Harvest, Trulieve or any successors thereto will be subject to any adverse claim in respect of such Deposited Shares, and Trulieve will acquire good title to the Deposited Shares free and clear from all liens, charges, encumbrances, claims and equities; (v) the delivery and surrender of the Deposited Shares complies with all applicable Laws and if the undersigned is a corporation, complies with its constating documents, and that the information provided herein is true, accurate and complete as of the date hereof; (vi) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; (vii) the delivery of the Trulieve Shares in exchange for the Deposited Shares will discharge any and all obligations of Harvest, Trulieve, and the Depositary with respect to the matters contemplated by this Letter of Transmittal and the Arrangement and (viii) the undersigned acknowledges receipt of the Circular. These representations and warranties shall survive the completion of the Arrangement.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED at the Effective Time all of the rights, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, “distributions”) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them as and from the Effective Date, as well as the right of the undersigned to receive any and all distributions shall have been assigned to Trulieve.

The undersigned irrevocably constitutes and appoints the Depositary and any one officer or director of Trulieve, or any other person designated by Trulieve in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Shares purchased by Trulieve in connection with the Arrangement with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Shares consisting of securities on the registers of Harvest; and (b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any distributions other than as set out in this Letter of Transmittal and in any proxy granted for use at the annual and special meeting of Harvest Shareholders being held to consider the Arrangement Resolution (the “Harvest Meeting”). Other than in connection with the Harvest Meeting, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or any distributions by or on behalf of the undersigned, unless the Deposited Shares are not transferred to and acquired by Trulieve in connection with the Arrangement.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to Trulieve.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death, legal incapacity, bankruptcy or insolvency of the undersigned and may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary, upon the Arrangement becoming effective, to e-mail or mail the DRS Statement(s), as instructed, representing the Trulieve Shares that the undersigned is entitled to receive under the Arrangement in respect of the payment for the Deposited Shares promptly after the Effective Date, or, if instructed, to hold such DRS Statement for pick-up. If the DRS Statements are to be mailed, such DRS Statements shall be mailed by first-class insured mail, postage prepaid, to the undersigned. If no such address is specified by the undersigned, the DRS Statement(s) representing Trulieve Shares will be sent to the address of the undersigned as shown on the register of Harvest Shareholders maintained by the registrar and transfer agent of Harvest.

The undersigned acknowledges that if the Arrangement is completed, the delivery of Deposited Shares pursuant to this Letter of Transmittal is irrevocable. Should the Arrangement not proceed for any reason, the enclosed share certificate(s) representing the Deposited Shares and other ancillary documents delivered by the undersigned shall be returned in accordance with the instructions in the preceding paragraph.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. It is understood that the undersigned will not receive the Trulieve Shares under the Arrangement in respect of the Deposited Shares until the share certificate(s) representing the Deposited Shares owned by the undersigned are received by the Depositary at the address set forth on the back of this Letter of Transmittal, together with a duly completed Letter of Transmittal and such additional documents as the Depositary may require, and until the same are processed by the Depositary.

The undersigned acknowledges that, in accordance with the Arrangement, Harvest, Trulieve, and the Depositary shall be entitled to deduct and withhold from any consideration payable to any holder of Harvest Shares such amounts as Harvest, Trulieve, or the Depositary is required to deduct and withhold from such consideration under applicable Laws. Pursuant to the Plan of Arrangement in respect of the Arrangement, each of Harvest, Trulieve or the Depositary, as applicable, is authorized to sell or otherwise dispose of, on behalf of any holder of Harvest Shares such portion of any Trulieve Share deliverable to such person as is necessary to provide sufficient funds to Harvest, Trulieve or the Depositary, as the case may be, to enable it to comply with its deduction or withholding requirement. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former

Harvest Shareholders in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. The undersigned acknowledges that the undersigned has consulted or has had the opportunity to consult their own tax advisor with respect to the potential income tax consequences to them as a result of the Arrangement, including any elections to be made in respect thereof.

If the undersigned is in the United States, it understands and acknowledges that the Trulieve Shares to be received by it pursuant to the Arrangement have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and are being issued in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 3(a)(10) thereof. The Trulieve Shares will be freely transferable under U.S. federal securities laws, except by persons who are “affiliates”, within the meaning of Rule 144 under the Securities Act, of Trulieve at the time of such resale, or who have been “affiliates” of Trulieve within 90 days prior to such resale. Persons who may be deemed to be “affiliates” of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract, or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer. Any resale of such Trulieve Shares by such an affiliate (or former affiliate) may be subject to the registration requirements of the Securities Act, absent an exemption therefrom, if any, as more fully described in the Circular.

The undersigned acknowledges and agrees that each share certificate formerly representing Harvest Shares that is not validly deposited together with all other documents to the Depositary as required pursuant to the Arrangement, on or before the sixth anniversary of the Effective Date, shall on the sixth anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a shareholder or otherwise and whether against Harvest, Trulieve, the Depositary or any other person. On such date, the consideration such former Harvest Shareholder would otherwise have been entitled to receive pursuant to the Arrangement shall be deemed to have been surrendered to Trulieve, for no consideration. The undersigned acknowledges and agrees that none of Harvest, Trulieve or the Depositary will be liable to any person in respect of the consideration which is forfeited to Trulieve or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

By virtue of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Shares deposited pursuant to the Arrangement will be determined by Trulieve in its discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on Harvest, Trulieve, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés d’avoir requis que tout contrat attesté par l’arrangement et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

STEP 3: PROVIDE REGISTRATION AND DELIVERY INSTRUCTIONS

HARVEST SHAREHOLDER INFORMATION AND INSTRUCTIONS

The Depositary, Harvest and Trulieve are hereby authorized and directed to cause the consideration which the registered Harvest Shareholder is entitled to receive in accordance with the terms of the Arrangement to be issued and/or registered in the name of the undersigned, as applicable (unless alternative registration is required in the manner set forth below), which shall be sent by e-mail, mail or held for pick up, as indicated.

BOX A

ENTITLEMENT DELIVERY

All Trulieve Share entitlements will be issued and e-mailed to the e-mail address listed below unless otherwise stated. If you would like your DRS Statement(s) representing Trulieve Shares issued to a different name or address, please complete BOX B and refer to Instruction 2 & 3

☐  MAIL DRS STATEMENT(S) TO ADDRESS ON RECORD

(DEFAULT)

☐  MAIL DRS STATEMENT(S)TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)

☐  HOLD DRS STATEMENT(S) FOR PICKUP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

☐  DELIVER DRS STATEMENT(S) BY E-MAIL TO THE FOLLOWING ADDRESS: (1)(PREFERRED)

(1)  By providing their e-mail address, the undersigned consents to electronic delivery by the Depositary.

SEE INSTRUCTION 10 BELOW FOR OFFICE ADDRESSES

BOX B

ISSUE TRULIEVE SHARES IN THE NAME OF*:

☐  CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)

(NAME)

(STREET ADDRESS AND NUMBER)

(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE

(TELEPHONE NUMBER – BUSINESS HOURS)

(E-MAIL ADDRESS)

* IF THIS NAME OR ADDRESS IS DIFFERENT FROM YOUR REGISTRATION, PLEASE PROVIDE SUPPORTING TRANSFER REQUIREMENTS (SEE INSTRUCTION 2 & 3)

BOX C

RESIDENCY DECLARATION

ALL HARVEST SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

☐   The beneficial owner of the Harvest Shares deposited herewith is a U.S. Shareholder.

☐   The beneficial owner of the Harvest Shares deposited herewith is not a U.S. Shareholder.

A “U.S. Shareholder” is any shareholder who is either (i) providing an address in Box “A” or Box “B” that is located within the United States or any territory or possession thereof, or (ii) a “U.S. person” for United States federal income tax purposes as defined in Instruction 9 below. If you are a U.S. person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S. federal income tax you must provide a complete IRS Form W-9 (enclosed) or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions (see Instruction 9). If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must provide a complete appropriate IRS Form W-8 or otherwise establish an exemption from backup withholding, as provided in the instructions (see Instruction 9).

BOX D – SIGNATURE GUARANTEE Signature guaranteed by (if required under Instruction 2&3): (Authorized Signature) (Name of Guarantor) (Address) (Telephone – Business Hours)	BOX E – SIGNATURE Dated: (Signature of Shareholder or Authorized Representative) (Signature of any joint Shareholder) (Name of Shareholder(s)) (Name of Authorized Representative)

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)

Harvest Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meaning set out in the Circular.

(b)

This Letter of Transmittal properly completed and duly executed (or an originally signed facsimile copy thereof) together with accompanying share certificate(s) representing the Harvest Shares and all other required documents must be sent or delivered to the Depositary at its office specified on the last page of this Letter of Transmittal. In order to receive the Trulieve Shares in exchange for the Deposited Shares under the Arrangement, it is recommended that the foregoing documents be received by the Depositary at its office set out on the back of this Letter of Transmittal as soon as possible. Pursuant to the terms of the Arrangement, any share certificate(s) formerly representing Harvest Shares that are not deposited with the Depositary together with a duly completed Letter of Transmittal and any other documents the Depositary reasonably requires, on or before the sixth anniversary of the Effective Date, shall cease to represent a claim by or interest of any former holder of Harvest Shares of any kind or nature whatsoever against or in Harvest or Trulieve, and the right of such former holder of Harvest Shares to receive Trulieve Shares in exchange for such Harvest Shares shall be deemed to be surrendered to Trulieve together with all dividends or distributions thereon held for such holder (less any applicable withholding tax).

(c)

The method used to deliver this Letter of Transmittal and any accompanying share certificate(s) representing Harvest Shares and all other required documents is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Trulieve recommends that this Letter of Transmittal and the necessary documentation be hand delivered to the Depositary at its office specified on the last page of this Letter of Transmittal, and a receipt obtained. If mail is used, registered mail or courier, properly insured with acknowledgement of receipt requested, is suggested. If Harvest Shares are currently represented by one or more DRS Statement, this Letter of Transmittal accompanied by the DRS Statement(s) may be delivered by e-mail to corp.actions@odysseytrust.com. It is also recommended that this Letter of Transmittal and the necessary documentation be received by the Depositary at its office prior to 4:00 p.m. on the Effective Date. Delivery will be effected only when documents are actually received by the Depositary at the office set out below (or to the foregoing e-mail address, as applicable). Non-registered holders whose Harvest Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Harvest Shares. Delivery to an office other than to the specified offices of the Depositary does not constitute delivery for this purpose.

(d)

All questions as to the validity, form and acceptance of any Harvest Shares will be determined by Trulieve in its absolute discretion and such determination shall be final and binding. Trulieve reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary.

2.	Signatures

This Letter of Transmittal must be filled in and signed by the holder of Harvest Shares described above or by such holder’s duly authorized representative (in accordance with Instructions 3 and 5).

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying share certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such share certificate(s) without any change whatsoever, and the share certificate(s) need not be endorsed. If such deposited share certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying share certificate(s):

(i)	such deposited share certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the share certificate(s), as applicable, and must be guaranteed as noted in Instruction 3 below.

(c)

If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Shares.

3.	Guarantee of Signatures

If (i) this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or (ii) in the event the Arrangement is not completed and the Deposited Shares are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of Harvest, or (iii) if the Trulieve Shares are to be issued or delivered in the name of a person other than the registered owner(s) of the Deposited Shares, such signature(s) must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States. A signature guarantee will also be accepted from a Canadian Schedule 1 chartered bank that is not participating in a Medallion Signature Guarantee Program and makes available its list of authorized signing officers to the Transfer Agent. Currently signature guarantees are accepted from Bank of Nova Scotia, Royal Bank of Canada and TD Bank.

4.	Direct Registration System

The Direct Registration System, or DRS, is a system that will allow you to hold your Trulieve Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, your Trulieve Shares will be held in your name and registered electronically in Trulieve’s records, which will be maintained by its transfer agent, Odyssey Trust Company. The Direct Registration System eliminates the need for shareholders to safeguard and store certificates, it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical share certificate(s) that might be lost, stolen or destroyed and it permits/enables electronic share transactions. The first time your Trulieve Shares are recorded under DRS (upon completion of the Arrangement) you will receive an initial Trulieve DRS Statement acknowledging the number of Trulieve Shares you hold in your DRS account. Each time you have any movement of shares into or out of your DRS account, you will be provided with an updated Trulieve DRS Statement. You may request a statement at any time by contacting Odyssey Trust Company at www.odysseycontact.com.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee, guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either Trulieve or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.	Return of Certificates

If the Arrangement does not proceed for any reason, any share certificate(s) for Harvest Shares received by the Depositary will be returned to you forthwith in accordance with the delivery instructions given pursuant to Box A or Box B, as applicable, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Harvest.

7.	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all share certificates or DRS Statements, as applicable, for Deposited Shares, additional share certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted and no fractional Trulieve Shares will be issued.

(d)

The Arrangement, this Letter of Transmittal and any agreement in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

(e)	Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at the e-mail or address set out on the back of this Letter of Transmittal.

(f)

All questions as to the validity, form, eligibility (including timely receipt) and acceptance of Harvest Shares deposited pursuant to the Arrangement will be determined by Trulieve in its sole discretion. Holders of Deposited Shares agree that such determination shall be final and binding. Trulieve reserves the right to reject any and all deposits which it reasonably determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. Trulieve reserves the right to waive any defects or irregularities in respect of the deposit of any Harvest Shares. There shall be no duty or obligation of Trulieve, the Depositary, or any other person to give notice of any defects or irregularities of any deposit and no liability shall be incurred by any of them for failure to give any such notice. Trulieve’s interpretation of the terms and conditions of the Arrangement, the Circular and this Letter of Transmittal will be final and binding.

(g)

Under no circumstances will any amount be paid by Trulieve or the Depositary by reason of any delay in exchanging any Harvest Shares to any person on account of Harvest Shares accepted for exchange pursuant to the Arrangement

8.	Lost Certificates

If a share certificate or DRS Statement, as applicable, representing Harvest Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with replacement requirements (which may include an affidavit of loss and indemnity bonding requirements) for delivery of the consideration in accordance with the Arrangement.

9.	IRS Form W-9 – U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments made on the Harvest Shares, a shareholder that is a U.S. holder (as defined below) must generally provide the person’s correct taxpayer identification number (“TIN”) on the enclosed IRS Form W-9 above and certify, under penalties of perjury, that such number is correct, that such shareholder is not subject to backup withholding, and that such shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Harvest Shares may be subject to backup withholding of 24%. For the purposes of this Letter of Transmittal, a “U.S. holder” or “U.S. person” means: a beneficial owner of Harvest Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished timely to the IRS.

Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. A shareholder that is a U.S. holder should consult his or her tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual’s social security number.

If a shareholder does not have a TIN, such shareholder should consult the Instructions for the Requester of Form W-9 (the “W-9 Specific Instructions”) for instructions on applying for a TIN. If a shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write “Applied For” in the space provided for the TIN on the IRS Form W-9. If the shareholder does not provide such shareholder’s TIN by the time of payment, backup withholding may apply.

If the Harvest Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Specific Instructions for information on which TIN to report.

Failure to furnish TIN — If you fail to furnish your correct TIN, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. holders receiving payments in the U.S. should return a completed IRS Form W-8BEN or W-8BEN-E, a copy of which is available from the Depositary upon request.

10.	Privacy Notice / Consent

At Odyssey Trust Company, we take your privacy seriously. When providing services to you, we receive non-public, personal information about you. We receive this information through transactions we perform for you or an issuer in which you hold securities, from enrolment forms and through other communications with you. We may also receive information about you by virtue of your transactions with affiliates of Odyssey Trust Company or other parties. This information may include your name, social insurance number, securities ownership information and other financial information. With respect to both current and former customers, Odyssey Trust Company does not share non-public personal information with any non-affiliated third party except as necessary to process a transaction, service your account or as permitted by law. Our affiliates and outside service providers with whom we share information are legally bound not to disclose the information in any manner, unless permitted by law or other governmental process. We strive to restrict access to your personal information to those employees who need to know the information to provide our services to you, and we maintain physical, electronic and procedural safeguards to protect your personal information. Odyssey Trust Company realizes that you entrust us with confidential personal and financial information, and we take that trust very seriously. By providing your personal information to us and signing this form, we will assume, unless we hear from you to the contrary, that you have consented and are consenting to this use and disclosure. A complete copy of our Privacy Code, may be accessed at www.odysseytrust.com, or you may request a copy in writing Attn: Chief Privacy Officer, Odyssey Trust Company at 350 – 409 Granville St, Vancouver, BC, V6C 1T2.

11.	Payment Entitlement Pickup Locations

Entitlements may be picked up at the office of the Depositary at the address specified below. Pick-up instructions must be selected in Box A.

The Depositary for the Arrangement is:

Odyssey Trust Company

The office of the Depositary is:

By Registered Mail, Mail, Hand or Courier to:

United Kingdom Building

350 – 409 Granville St.,

Vancouver, BC, V6C 1T2

Attention: Corporate Actions

Inquiries

Telephone: 1-888-290-1175

Email: corp.actions@odysseytrust.com

Any questions and requests for assistance in respect of this Letter of Transmittal may be directed by

Harvest Shareholders to the Depositary at the telephone number, e-mail and locations set out above.